ART'S-WAY MANUFACTURING CO., INC.
                      ARMSTRONG, IOWA 50514-0288
                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held On April 26, 2007

To:  The Stockholders of
        ART'S-WAY MANUFACTURING CO., INC.

   Notice is hereby given that the Annual Meeting of Stockholders of Art's-Way Manufacturing Co., Inc., a Delaware corporation (the
"Company"), will be held at 5556 Highway 9, Armstrong, Iowa 50514, on Thursday, April 26, 2007, at 10:00 a.m. Central Daylight Savings Time, for the following purposes:

   (1) To elect seven (7) directors to serve until the next Annual Meeting of Stockholders or until such time as their successors are elected and qualified;

   (2) To consider and vote upon a proposal to ratify the appointment of Eide Bailly, LLP as independent public accountants of the Company for the year ending November 30, 2007;

   (3) To consider and vote upon a proposal to adopt the Art's-Way Manufacturing Co., Inc., 2007 Stock Option Plan.

   (4) To transact such other business as may properly come before the meeting.

   NOTE: The Board of Directors is not aware of any other business to come before the meeting.

   Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned. The Board of Directors of the Company has fixed the close of business on February 16, 2007 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the meeting and any adjournments thereof, and only stockholders of record at such time will be entitled to such notice and to vote. The stock transfer books of the Company will not be closed.

   You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy is revocable and will not be used if you attend and vote at the meeting in person.

                                    By Order of the Board of Directors

                                        E.W. Muehlhausen,
                                        President

Armstrong, Iowa
March 13, 2007

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                            PROXY STATEMENT
              2007 ANNUAL MEETING OF STOCKHOLDERS OF
                 ART'S-WAY MANUFACTURING CO., INC.
                           5556 HIGHWAY 9
                    ARMSTRONG, IOWA 50514-0288
                           712-864-3131

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Art's-Way Manufacturing Co., Inc., a Delaware Corporation, for use at the 2007 Annual Meeting of Stockholders to be held at 5556 Highway 9, Armstrong, Iowa, 50514, on Thursday, April 26, 2007 at 10:00 a.m. Central Daylight Savings Time and at any and all adjournments thereof. Stockholders of record at the close of business on February 16, 2007 are entitled to notice of and to vote at the Meeting.

                             PROXIES

   Proxies are being solicited by the Board of Directors. Proxies so given may be revoked at any time prior to the Annual Meeting. No special form of revocation is required and it need not be in writing. Proxies will be solicited by mail and the expense of the solicitation of such proxies will be borne by the Company. In addition to the solicitation by use of the mails, directors, officers and/or executive and administrative employees of the Company may solicit the return of proxies by mail, telephone or in person, without extra compensation. The Company has retained the American Stock Transfer and Trust Company, New York, New York, to assist in solicitation of proxies at a cost of approximately $1,800. The approximate date on which the Notice of Meeting, this Proxy Statement and the form of proxy card are first being sent to stockholders is March 16, 2007.

   Shares that are held by stock brokers in "street name" may be voted by the stock broker on routine matters and with stockholder direction on other matters. When the stock broker does not vote the shares, the stock broker's abstention is referred to as a "broker non-vote." Broker non-votes and abstensions will be counted for purposes of determinating whether a quorum is present at the Annual Meeting. Under applicable law, a broker non-vote or abstention will have the same effect as a vote against any proposal other than the election of directors, but will not be counted for purposes of determining the number of votes cast in the election of directors.

                   VOTING SECURITIES & QUORUM

   As of the close of business on February 16, 2007, the record date for the Annual Meeting, the outstanding voting securities consisted of 1,978,176 shares of common stock, each of which is entitled to one vote on each matter presented.

   Transaction of business may occur at the meeting if a quorum is present. A quorum will be present if a majority of the voting power of the outstanding shares of common stock are present at the meeting, in person or by proxy.

    VOTING SECURITIES AND OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

   The following table sets forth the names of the persons known to the Company who beneficially own more than 5% of the issued and outstanding shares of common stock of the Company as of February 16, 2007, the record date for the meeting:

   Name and Address             Type of        Number        Percent of
                               Ownership     of Shares      Outstanding
J. Ward McConnell, Jr.      Of record and     780,200          39.44%
P.O. Box 6246 Kinston,      beneficially
North Carolina 28501


                   VOTING SECURITIES OWNED BY
               EXECUTIVE OFFICERS AND DIRECTORS

  The following table shows certain information with respect to the Company's common stock beneficially owned by directors and executive officers as of February 16, 2007, the record date. The shares shown as beneficially owned include shares which executive officers and directors are entitled to acquire pursuant to outstanding stock options exercisable within sixty days of February 16, 2007.

Name	                   Number of Shares	Percent of Class

Thomas E. Buffamante             5,500 (1)             *
David R. Castle                 10,000                 *
Fred Krahmer                       793                 *
James Lynch                      2,300                 *
Douglas McClellan               20,500               1.04%
J. Ward McConnell, Jr.	       780,200              39.44%
Marc H. McConnell                5,300 (1)             *
Directors and Executive
  Officers as aGroup
  (8 persons)                  824,593              41.69%

*   Less than 1%
(1) Includes 5,000 shares which can be purchased pursuant to stock options.

                BOARD OF DIRECTORS AND ELECTION

Nominees to the Board of Directors

   The Board of Directors of the Company is presently composed of seven (7) directors. At this Annual Meeting of Stockholders seven (7) directors are to be elected to hold office until the 2008 Annual Meeting of Stockholders or until the successor of each shall be elected and qualified. All seven of the nominees named herein are presently serving as members of the Board of Directors. Management has no reason to believe that any of those named below will be unable or unwilling to serve. If for any reason any nominee named is unable to serve, the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board of Directors or the Board of Directors may reduce the size of the Board.

   Nominees receiving the highest number of affirmative votes cast, up to the number of directors to be elected, will be elected as directors. The proxy holders will vote the proxies for the below seven nominees.

   The name of each nominee, his age, the year in which he was first elected a director, his principal occupation or occupations for the past five years and positions (other than director) with the Company are as follows:

J. WARD McCONNELL, JR., age 75, Kinston, North Carolina. Private investor for more than seven years. Mr. McConnell is Chairman of the Board of Directors. Mr. McConnell was a director from 1996 to 2001, returning as a director in Feburary 2002.

THOMAS E. BUFFAMANTE, age 54, Olean, New York. Certified Public
Accountant and President of Buffamante Whipple Buttafaro, P.C., where he has been a director and shareholder of the firm since 1981. Mr.
Buffamante has been a director since 2003.

DAVID R. CASTLE, age 57, Ontario, Canada. Operations Consultant for Avery Weigh-Tronix since 2006 Director of Operations Worldwide for Avery Weigh-Tronix since September 2002; President of Weigh-Tronix, Inc., Fairmont, Minnesota since May 1998, where he had served as Vice President and General Manager of its Santa Rosa facility since July 1990. Chairman of the Compensation and Stock Option Committee and Chairman of the Audit Committee. Mr. Castle has been a director since 2000.

FRED W. KRAHMER, age 36, Fairmont, Minnesota. Practicing attorney with Krahmer & Bishop, PA since 1997, specializing in agricultural, real estate and estate planning law. Active in management of his family's farming operations based in Martin County, Minnesota. Director of Profinium Financial, a banking institution based in Southern, Minnesota. Mr. Krahmer has been a director since 2006.

JAMES LYNCH, age 61, Chatsworth, California. Chief Executive Officer and General Manager of Rydell Chevrolet from 1989 through 1998. Became President of Rydell Enterprises in 1999. Became Secretary-Treasurer of Rydell Development in 2001. Owner of autombile dealerships in the midwest and west coast. Mr. Lynch has been a director since 2006.

DOUGLAS McCLELLAN, age 56, Clarence, New York. President of Filtration Unlimited, Akron, New York, where he has held various positions for more than five years. Member of the Compensation and Stock Option Committee and Audit Committee. Mr. McClellan has been a director since 1987.

MARC H. McCONNELL, age 28, Greenville, North Carolina. President of Babcock Co., Inc., Bath, New York since July 2001. President of Bauer Corporation of Wooster, Ohio since 2004. Director of Mountain Aircraft Services of Kinston, North Carolina since 2003. Director of the American Ladder Institute since 2004. Mr. McConnell was appointed to Board of Directors in July 2001. He is the son of J. Ward McConnell.

The Board of Directors recommends a vote FOR the seven nominees listed above.

          APPROVAL OF THE ART'S-WAY MANUFACTURING CO., INC.
                    2007 STOCK OPTION PLAN

   In February 2007, the Board of Directors approved the Art's-Way Manufacturing Co., Inc., 2007 Stock Option Plan. The Plan is designed to replace the prior stock option plan for employees, the 1991 Employee Stock Option Plan, which has expired. The Board believes that an employee stock option plan, such as proposed by the Plan, is important to provide a mechanism to offer both management and non-management employees the ability to participate in the long-term grown of the Company. If the Plan is approved, the Company intends to register with the SEC the 100,000 shares of common stock reserved for issuance under the Plan on a registration statement on Form S-8 under the Securities Act of 1933 (as amended), as soon as practicable after receiving stockholder approval.

Summary of the 2007 Stock Option Plan

   The principal provisions of the Plan are summarized below. This summary is not a complete description of all of the Plan's provisions, and is qualified in its entirety by reference to the Plan which is attached to this Proxy Statement as Appendix 1. Capitalized terms in this summary not defined in this Proxy Statement have the meanings set forth in the Plan.

   Purpose. The Plan's purpose is to enable the Company to provide incentives, which are linked directly to increases in stockholder value, to certain key personnel in order that they will be encouraged to promote the financial success and progress of the Company.

   Adminsitration. he Plan will be administred by a Committee of the Board of Directors, consisting of at least two Non-Employee Directors. If such a Committee is unable to be established then the Board will administer the Plan. Subject to the terms and conditions of the Plan, the Commitee will administer the Plan in its sole and absolute discretion. Every grant of Options will be evidenced by a written agreement.

   Eligibility. All Officers and Employees of the Company are eligible to receive Options under the Plan. In addition, individuals determined by the Committee to be rendering substantial services as a consultant or indpendent contractor to the Company may be granted Options in the sole and absolute discretion of the Committee.

   Amendments. The Board of Directors may, as permitted by law, suspend or terminate the Plan or revise and amend the Plan in any respect, with regard to any Shares at the time not subject to Options. However, unless the Board specifcally provides otherwise, any revision or amendment that would cause the Plan to fail to comply with SEC Rule 16b-3, or Sections
422 or 162(m) of the Code or any other requrement of applicable law or regulation if such amendment were not approved by the stockholders shall not be effective unless and until stockholder approval is obtained.

   Number of Shares. The maximum aggregate number of Shares that may be issued under the Plan is 100,000 Shares, subject to adjustment for changes in the Company's capitalization and the like, as described in the Plan. No Options have been issued under the Plan. Based on the closing price of the Company's common stock on the record date, the aggregate market value of Shares available for issuance under the Plan was $770,000.

   Types of Options. The Plan permits the grant of either Incentive Stock Options ("ISO") which are specifically designated as such for purposes of compliance with Section 422 of the Code, or Non-qualified Stock Options ("NQSO") which are all other Options. The exercise price of each Share subject to an ISO shall not be less than the Fair Market Value of a Share on the date of the grant of the ISO, except in the case of an ISO grant to a Ten Percent Stockholder, in which case the exercise price shall be not less than 110% of the Fair Market Value of a Share on the grant date. The exercise price of each Share subject to an NQSO shall be determined by the Commitee at the time of grant but will not be less than 85% of the Fair Market Value.

   Vesting and Terms of Options. Options shall vest as determined by the Committee. Unless terminated earlier as provided in the Plan, the term of each Option shall be ten years from the date of grant. However, no ISO granted to a Ten Percent Stockholder shall have a term of more than five years from the grant date.

   Change of Control. Unless otherwise provided in the terms of the Option grant, a Change of Control of the Company shall result in the immediate vesting of any unvested Options exercisable within one year of the effective time of a Change of Control. Those Options that would have vested later than one year after the effective time of any Change of Control shall expire as of such effective time.

   Federal Income Tax Consequences of the Issuance and Exercise of Options. The federal income tax consequences of the issuance and exercise of Options under the Plan to its Particpants and the Company are summarized below. This discussion is based upon the Code as of the date of this Proxy Statement and could be affected by future changes in the Code. The summary is not intended to constitute tax advice and does not address, among other things, possible state, local or foreign tax consequences.

   The grant of an Option will have no immediate tax consequences for the Participant or the Company. In general, the Participant will have no taxable income upon the exercise of an ISO or upon the disposition of Shares acquired upon the exercise of an ISO if the applicable ISO holding period is satisified (except that the alternative minimum tax may apply) and the Company will have no deduction upon exercise of the ISO. Upon exercising a NQSO, the Participant will recognize ordinary income in an amount equal to the difference between the Fair Market
Value on the date of exercise of the Shares acquired and the Option exercise price. The Company will be entitled to a deduction in the same amount, subject to the possible limitation under Section 162(m) of the Code. Generally, there will be no tax consequence to the Company in connection with a Particpant's disposition of Shares acquired upon excercise of an Option, except that the Company may be entitled to a deduction upon dispostion of Shares acquired on excercise of an ISO before the applicable holding period has been satisfied.

   Under current rulings of the Internal Revenue Service, a Participant who pays the exercise price for an Option with the Company's common stock does not recognize gain or loss with respect to the disposition of the stock transferred in payment of the Option exercise price. However, the Participant normally will recognize ordinary income upon the exercise of a NQSO in the manner described above. The Participant's basis in a number of acquired Shares, and the Particpant's basis in any addditional Option Shares will be equal to the amount of income the Participant recognizes upon the exercise of the Option.

Vote Required. Approval of the Plan requires the affirmative vote of holders of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote.

The Board of Directors recommends a vote FOR adoption of the 2007
Art's-Way Manufacturing Co., Inc., 2007 Stock Option Plan.

                   BOARD NOMINATING PROCESS

   In connection with the nominations for the Board of Directors for the 2007 Annual Meeting of Stockholders, the Board of Directors of the Company, as a whole, acted as a Nominating Committee. In accordance with NASDAQ requirements, the nominees were approved by all five of the sitting independent directors of the Board, as defined in the NASDAQ listing standards. In accordance with NASDAQ's Corporate Governance Rule 4200, the Board affirmatively determined that Messers Buffamante, Castle, Krahmer, Lynch and McClellan are independent directors. Messers
J. Ward McConnell Jr. and Marc H. McConnell are not considered independent due to the payments made to J. Ward McConnell Jr. described in this proxy statement are unrelated to his service as a director, and their familial relationship to each other. Because the Board of Directors is comprised solely of persons who are not employees or officers of the Company, the Board does not deem it necessary to have a separate Nominating Committee. The Board of Directors adopted a charter for the Board of Directors when acting as the Nominating Committee, which is attached to this Proxy Statement as Appendix 2.

   The Board of Directors will consider director candidates recommended by holders of common stock. In order for a candidate to be considered, a stockholder must submit information on the proposed candidate not less than 60, nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. For the 2008 Annual Meeting of Stockholders, a nomination would need to be received not later than February 20, 2008, nor before January 20, 2008. The nomination must include the following information:

   (1)  the full name and address of candidate;

   (2)  the age of the candidate;

   (3)  a five-year business history of the candidate;

   (4) the amount of common stock of the Company owned by the candidate;

   (5) any family relationships between the candidate and any executive officer or current director of the Company;

   (6) any business transactions between the candidate or the candidate's business and the Company; and

   (7) a written consent of the candidate to be named in the Company's proxy statement and to serve as a director if elected.

   Additionally, any holder of common stock nominating a candidate is encouraged to set forth any other qualifications which he or she believes the candidate has to serve as director of the Company and the reasons why the holder believes the candidate should be elected to the Board of Directors of the Company.

   In selecting nominees for the Board of Directors, the Board of Directors acting as the Nominating Committee, will consider all candidates submitted, including incumbent Board members based upon the qualifications of the candidates, the business and financial experience of the candidates, the experience of the candidates serving on public company boards of directors, and other skills sets deemed appropriate by the Board of Directors to enact the mission and business purposes of the Company. Currently the Company does not engage any third parties, for a fee or otherwise, to identify or evaluate potential nominees. No nominations for candidates were received from any holders of common stock for the 2007 Annual Meeting.

    SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

   Any holder of common stock wishing to communicate with the Board of Directors about any matter involving the business or operations of the Company should send the communication, in written form, to the President of the Company at the Company's principal place of business in Armstrong, Iowa. The President of the Company will promptly send the communication to each member of the Board of Directors.

           BOARD OF DIRECTORS COMMITTEES, MEETINGS

   The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee. The Board acts as its own Nominating Committee.

   The Audit Committee's principal functions are to evaluate and review financial procedures, controls and reporting. The Audit Committee recommends selection of the independent public accountants. The Audit Committee had five meetings in the last fiscal year, one regular meeting and four meetings by tele-conference. The Report of the Audit Committe is discussed later in this Proxy Statement.

   The Compensation and Stock Option Committee has the responsibility to review and advise management on broad compensation policies such as salary ranges and incentive programs. The Committee also administers the Company's stock option plans and grants stock options pursuant to the plans. Furthermore the Committee has the responsibility to approve and recommend to the Board of Directors base salaries, salary increases and other benefits for elected officers. The Compensation and Stock Option Committee had two meetings in the last fiscal year, and the committee's report is discussed later in this Proxy Statement.

    The Board of Directors held four meetings in the last fiscal year. Each director, except one, attended 100% of the meetings of the Board and the Board Committees of which he was a member.

   The Board of Directors encourages all directors to attend the Annual Meetings. Seven directors attended the 2006 Annual Meeting.

   Effective April 26, 2006, each director, other than the Chairman of the Board, receives $20,000 per year for service as a director, with no committee or attendance fees. In addtion, each director is reimbursed for out of pocket expenses to attend all Board meetings.

   The Chairman of the Board receives $84,000 per year and is eligible for a discretionary bonus. The Compensation Committee reviewed Mr.
McConnell's efforts and contributions for fiscal 2006 and awarded him a discretionary bonus of $100,000.

               EXECUTIVE OFFICERS OF THE COMPANY

   E.W. Muehlhausen, age 68, was appointed President on November 3, 2006. From 2005 to 2006, Mr. Muehlhausen served as President of McCormick International USA, Inc., Norcross, Georgia. From 2003 to 2004 Mr. Muehlhausen was self employeed, and from 2000 to 2003 he was employed byFord Power Products of Dearborn, Michigan as their Director of Sales and Marketing.

   Carrie Majeski, age 31, was appointed Chief Financial Officer on July 22, 2004. From 2001 to 2004, Mrs. Majeski was responsible for all the functions of a controller at Tyco Plastics, Fairmont, Minnesota. From 2000 to 2001, she was a Staff Accountant with Wolf Etter & Co in
Madelia, Minnesota.

                    EXECUTIVE COMPENSATION

Compensation and Stock Option Committee Report on Executive Compensation

   The Compensation and Stock Option Committee of the Board is composed of three independent, non-employee directors and has the responsibilities as described on page 6 of this Proxy Statement. The Committee has furnished the following report:

   The compensation philosophy of the Company is to provide a compensation package to executives that will, with base salary, incentive compensation and stock options, maximize long-term stockholder value.

   The Company's policy is to pay base salaries that are at, or near, the average for similar companies. Salary increases are considered annually and are based on current salary and the individual performance during the past year. The Committee recommends to the Board salary increases for the Company's President.

   The incentive compensation plan for executive officers is a performance driven bonus plan to promote the objectives of the Company.
Profitability is the underlying factor in the determination of the annual bonus plan. Each year the Compensation and Stock Option Committee recommends to the Board the specific bonus plan for executive officers.

   Stock options have historically been the third part of the overall compensation package for executive officers and are awarded to provide long term incentives. The 1991 Employee Stock Option Plan has expired and no options are outstanding under that Plan. The Compensation and Stock Option Committee recommended to the Board for approval, and the Board has approved and recommended to the stockholders, adoption of a new stock option plan for employees discussed on page 4 of this Proxy Statement.

                                     David R. Castle, Chairman
                                     Fred Krahmer
                                     Douglas McClellan

Summary Compensation Table

   The following table sets forth the aggregate cash and cash equivalent forms of remuneration accrued by the Company and its subsidiaries to, or for, the benefit of the President. No other executive officer's remuneration exceeded $100,000.

                                       Annual Compensation

        Name and                                               All Other Annual
    Principal Position      Year    Salary ($)   Bonus ($)       Compensation
E.W. Muehlhausen(1)         2006     $10,000         0               -
Michael B. Hilderbrand(2)   2006     $36,154         0               -
John C. Breitung(3)         2006     $53,523         0               -
President                   2005     $82,154     $5,000	             -
                            2004     $75,000     $7,500              -

   (1) Appointed effective October 30, 2006.
   (2) Appointed effective July 26, 2006. Resigned effective October 30, 2006.
   (3) Retired effective May 31, 2006.

Description of Stock Options Plans

   The Company has in effect two stock option plans, the 2001 Director Stock Option Plan and the 2007 Non-Employee Directors' Stock Option Plan.

   Under the 2001 Director Stock Option Plan, options may be granted to non-employee directors at a price not less than fair market value at the date the options are granted. Non-employee directors who have served for at least one year are automatically granted options to purchase 5,000 shares of common stock. Options for an aggregate of 50,000 shares of common stock may be granted under the Plan. Each option will be for a period of ten years and may be exercised at a rate of 25% at the date of grant and an additional 25% after one, two and three years of service on a cumulative basis. There are 5,000 shares available for grant, and 10,000 options outstanding, of which 8,750 are exercisable.

   The 2007 Non-Employee Directors' Stock Option Plan was adopted by the Board of Directors on January 25, 2007. Under this Plan, options to purchase 1,000 shares of common stock will be automatically granted to each non-employee director on the date of each Annual Meeting of Stockholders, commencing in 2007 at a price not less than fair market value at the date the options are granted. Options for an aggregate of 100,000 shares of common stock may be granted under the Plan. Each option will be for a period of five years and may be exercised immediately upon grant.

Options Grants in the Last Fiscal Year

   No options were granted in fiscal 2006.

Option Exercises and Fiscal Year-End Values

   Options to purchase 15,000 shares of common stock were exercised during fiscal year 2006. Directors J. Ward McConnell, George Cavanaugh and Doug McClellan each excercised options to purchase 5,000 shares.

        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FY-END OPTION VALUES

                                            Number of             Value of
                                           unexcersied      unexcersized In-the
Name	Shares acquired on   Value   securities underlying   -money options at
             exercise	   Received     option at FY-end           FY-end
                                          excersiable/          excersiable/
                                         unexcersiable	       unexcersiable

None	        0              0              0                      0

   The Company has a 401(k) Savings Plan (the "Plan") which covers substantially all full-time employees. Participating employees contribute to the Plan through salary reductions. The Company contributes a discretionary percentage of the Plan Participant's salary deferrals. Management of the Plan assets changed March 3, 2003 from Principal Financial Group, Des Moines, Iowa to American United Life, Indianapolis, Indiana. Vesting of participants is 20% per year after one year of employment until 100% vested after 6 years. The Company matches ..25% for every 1% that an employee contributes up to 1%. The Company made matching contributions to the 401(k) plan in the amount of $10,206 in fiscal year 2005 and $14,432 in fiscal year 2006.

CERTAIN TRANSACTIONS

   J. Ward McConnell, Jr. was required in 2003, to personally guarantee the Company's four credit facilities with West Bank, West Des Moines, Iowa.
The guarantees will be reduced after the first three years to a percentage representing his ownership interest in the Company. His guarantees will be removed in the event that his ownershp interest in the Company is reduced to a level less than 20% after the first three years of the loans. The Company compensates Mr. McConnell for his personal guarantees at an annual percentage rate of 2% of the outstanding balance borrowed under the two credit facilities, such fee paid monthly. The Company paid Mr. McConnell approximatily $60,000 and $56,000 through the Company's 2006 and 2005 fiscal years. The Board of Directors, with J. Ward McConnell and Marc McConnell not participating, approved the transactions.

   J. Ward McConnell, Jr. owns and operates Adamson Global. During fiscal year 2006 Adamson sold Art's-Way Vessels, Inc., certain raw material and equipment for an aggregate price of $172,460. Adamson also purchased pressurized vessels from Art's-Way Vessels, Inc. in 2006, for an aggregate price of $94,803. The Company believes that the transactions were done in accordance with pervailing market terms and conditions.

                     PERFORMANCE GRAPH
     COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

   The graph below compares the yearly percentage change in the cumulative total stockholder return for the Company's common stock compared with the NASDAQ Stock Market-U.S. Index, and the S&P Construction and Farm Machinery Index.

                                 Nov-01  Nov-02  Nov-03  Nov-04  Nov-05  Nov-06
Art's-Way Manufacturing (ARTW)   100.00  200.53  262.03  326.20  262.05  346.67
 Co., Inc.
NASDAQ Stock Market  (INAS)      100.00   78.01  102.07  111.53  119.79  133.30
 - US Index
S & P Construction & Farm  (CFM) 100.00  114.27  167.08  211.40  235.03  289.81
 Machinery & Heavy Trucks Index

                REPORT OF THE AUDIT COMMITTEE

   The Audit Committee consists of the following three members of the Board of Directors, who are independent, as defined in NASDAQ's Corporate Governance Rule 4200: David R. Castle, Chairman, Douglas McClellan, and Fred Krahmer. The Board has determined that Mr. Castle is an "audit committee financial expert" as defined by Item 401 of SEC Regulation
S-B. The Audit Committee operates pursuant to a written charter approved and adopted by the Board, a copy of which is included as Appendix 3 to this Proxy Statement. The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process. In connection with the November 30, 2006 financial statements and footnotes thereto, the audit committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with the auditors the matters required by Independence
Standards Board Statement No. 1. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB filed with the SEC.

   On July 19, 2006, the Company's independent accountant previously engaged to audit the Company's financial statements, McGladrey & Pullen, LLP, informed the Chair of the Audit Committee that it did not desire to be re-appointed in 2006. McGladrey & Pullen, LLP's, report on the financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with McGladrey & Pullen, LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to McGladrey & Pullen, LLP's, satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

   The Audit Committee recommended to the Board of Directors the selection of Eide Bailly, LLP to serve as the Company's independent public accountants for fiscal 2006. Prior to the engagement, the Company had not previously consulted with Eide Bailly LLP on any matters.

       RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors, acting on the recommendation of the Audit Committee, has designated Eide Bailly, LLP as independent public accountants of the Company for the fiscal year ending November 30, 2007. As described above, Eide Bailly, LLP has been the independent public accountants of the Company since July, 2006. The firm has advised the Company that it has no relationship to the Company except that of independent public accountants.

   A representative of Eide Bailly, LLP as the certifying auditors for the year ended November 30, 2006, will be present at the Annual Meeting of Stockholders, and will have the opportunity to make a statement and to respond to appropriate questions regarding preparations of the financial statements.

   The following table presents fees for professional audit services rendered by Eide Bailly, LLP for the audit of the Company's annual financial statements for the fiscal year ended November 30, 2006 and McGladrey & Pullen, LLP for the fiscal year ended November 30, 2005:

                                       2006        2005
Audit Fees (1)                       $61,815     $87,089
Audit Related Fees (2)                   0        26,211
Tax Fees (3)                          10,000      13,020
All Other Fees                           0           0
  Total                              $62,805	$126,320

   (1) Audit Fees represent fees billed for each of the last two fiscal years for professional services provided for the audit of the Company's annual financial statements and review of the Company's quarterly financial statements in connection with the filing of current and periodic reports.
   (2) Audit Related Fees represent fees billed for each of the last two fiscal years for consultations on accounting issues reasonably related to the performance of the audit or review of the Company's financial statments not reported under Audit Fees.
   (3) Tax Fees represent fees billed for each of the last two fiscal years for tax compliance, tax advice and tax planning which included preparation of tax returns and tax advice.

Independence

   The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms of those services, to be performed for the Company by its independent auditor prior to engagement.

   The Board of Directors recommends that stockholders vote FOR the ratification of the selection of Eide Bailly, LLP as independent public accountants.

                         STOCKHOLDER PROPOSALS

   Any proposals of stockholders that are intended to be presented at the Company's 2008 Annual Meeting of Stockholders must be received at the Company's principal offices no later than December 16, 2007, in order to be included in the proxy statement and on the form of proxy which will be solicited by the Board of Directors in connection with that meeting.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports in changes of ownership with the Securities and Exchange Commission. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, the Company believes all persons subject to these reporting requirements filed the required reports on a timely basis with one exeption. Mr. Lynch's Form 3 reporting initial ownership of 2,300 shares of common stock was filed untimely by approximately one week.

                             OTHER MATTERS

   Management knows of no other matters which may be brought before the meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.

                         FINANCIAL STATEMENTS

   Financial statements of the Company are included in the Annual Report to Stockholders for the fiscal year ended November 30, 2006, (which includes the Company's Form 10-KSB) and which report is mailed herewith to all stockholders entitled to vote at the meeting and incorporated herein by reference. The Annual Report is not part of the soliciting material.

   A copy of the Company's Annual Report on Form 10-KSB is available without charge upon written request to E.W. Muehlhausen, President, Art's-Way Manufacturing Co., Inc., P.O. Box 288, Armstrong, Iowa
50514-0288.

                              APPENDIX 1

    ART'S-WAY MANUFACTURING CO., INC., 2007 STOCK OPTION PLAN

                   ART'S-WAY MANUFACTURING CO., INC.
                                 2007
                           STOCK OPTION PLAN


(1)  NAME.

   The name of this Plan is the Art's-Way Manufacturing Co., Inc. 2007 Stock Option Plan.

(2)  DEFINITIONS.

   For the purposes of the Plan, the following terms shall be defined as set forth below:

   (a) "Affiliate" means any partnership, corporation, firm, joint venture, association, trust, limited liability company, unincorporated organization or other entity (other than a Subsidiary) that, directly or indirectly through one or more intermediaries, is controlled by the Company, where the term "controlled by" means the possession, direct or indirect, of the power to cause the direction of the management and policies of such entity, whether through the ownership of voting interests or voting securities, as the case may be, by contract or otherwise.

   (b)  "Board" means the board of directors of the Company.

   (c) "Cause" as applied to any Officer or Employee means: (i) the conviction of such individual for the commission of any felony; (ii) the commission by such individual of any crime involving moral turpitude (e.g., larceny, embezzlement) which results in harm to the business, reputation, prospects or financial condition of the Company, any Subsidiary or Affiliate; or (iii) a disciplinary discharge pursuant to the terms of the Company's management handbooks or policies as in effect at the time.

   (d) "Chairman" means the individual appointed by the Board to serve as the chairman of the Committee.

   (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time and the Treasury regulations promulgated thereunder.

   (f) "Committee" means the committee appointed by the Board to administer the Plan as provided in Section 4(a).

   (g) "Common Stock" means the Common Stock, $0.01 par value per share, of the Company or any security of the Company identified by the Committee as having been issued in substitution or exchange therefor or in lieu thereof.

   (h) "Company" means Art's-Way Manufacturing Co., Inc., a Delaware corporation.

   (i) "Employee" means an individual employed by the Company or a Subsidiary whose wages are subject to the withholding of federal income tax under
        Section 3401 of the Code.

   (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

   (k) "Fair Market Value" of a Share as of a specified date means the average of the highest and lowest market prices of a Share on the principal market or exchange on which the Common Stock is then traded, or, if no trading of Common Stock is reported for that day, the next preceding day on which trading was reported. In the event the Common Stock is not publicly traded, the Fair Market Value of a Share shall be determined by the good faith judgment of the Board of Directors.

   (l) "Incentive Stock Option" (otherwise designated as an "ISO") means any stock option granted pursuant to the Plan that is intended to be and is specifically designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

   (m) "Non-qualified Stock Option" (otherwise designated as a "NQSO") means any stock option granted pursuant to the provisions of the Plan that is not an ISO.

   (n) "Officer" means an individual elected or appointed by the Board or by the board of directors of a Subsidiary or chosen in such other manner as may be prescribed by the Bylaws of the Company or a Subsidiary, as the case may be, to serve as such.

   (o)  "Option" means an ISO or a NQSO granted under the Plan.

   (p)  "Participant" means an individual who is granted an Option under
        the Plan. (q)	"Plan" means this 2007 Stock Option Plan.

   (r)	"Rule 16b-3" means Rule 16b-3 promulgated by the Securities and
        Exchange Commission under the Exchange Act, or any successor or replacement rule adopted by the Securities and Exchange Commission.

   (s) "Share" means one share of Common Stock, adjusted in accordance with Section 10(b) of the Plan, if applicable.

   (t) "Stock Option Agreement" means the written agreement between the Company and the Participant that contains the terms and conditions pertaining to an Option.

   (u) "Subsidiary" means any corporation of which the Company, directly or indirectly, is the beneficial owner of fifty percent (50%) or more of the total voting power of all classes of its stock having voting power and which qualifies as a subsidiary corporation pursuant to Section 424(f) of the Code.

   (v)	"Ten Percent Stockholder" means a Participant who prior to the grant of an ISO owned, directly or indirectly within the meaning of
        Section 424(d) of the Code, ten percent (10%) or more of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent of the Company (as defined in Section 425(e) of the Code).

(3)  PURPOSE.

   The purpose of the Plan is to enable the Company to provide incentives, which are linked directly to increases in stockholder value, to certain key personnel in order that they will be encouraged to promote the financial success and progress of the Company.

(4)  ADMINISTRATION.

   (a)  Composition of the Committee.

        The Plan shall be administered by a Committee appointed by the Board, consisting of not less than two "Non-Employee Directors" (as such term is defined in Rule 16b-3), to be a director who is not currently an officer or otherwise employed by the Company, or a parent or Subsidiary of the Company; does not receive compensation directly or indirectly from the Company or a Subsidiary for services rendered as a consultant or in any capacity other than as a director, (except for an amount less than $60,000); does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K. In the event the Company is, at any time unable to qualify a Committee of two or more Non-Employee Directors, the Plan shall be administered by the Board. Subject to the provisions of the first sentence of this
        Section 4(a), the Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as Chairman.

   (b)  Actions by the Committee.

        The Committee shall hold meetings at such times and places as it may determine. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

   (c)  Powers of the Committee.

        Subject to the express terms and conditions hereof, the Committee shall have the authority to administer the Plan in its sole and absolute discretion. To this end, the Committee is authorized to construe and interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan, including, but not limited to, the authority to determine the eligible individuals who shall be granted Options, the number of Options to be granted, the vesting period, if any, for all Options granted hereunder, the date on which any Option becomes first exercisable, the number of Shares subject to each Option, the exercise price for the Shares subject to each Option, and, whether the Option to be granted is an ISO or a NQSO. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any person validly claiming under or through a Participant.

   (d)  Liability of Committee Members.

        No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any grant or exercise of an Option thereunder.

   (e)  Option Accounts.

        The Committee shall maintain a journal in which a separate account for each Participant shall be established. Whenever an Option is granted to or exercised by a Participant, the Participant's account shall be appropriately credited or debited. Appropriate adjustment shall also be made in the journal with respect to each account in the event of an adjustment pursuant to Section 10(b) of the Plan.

(5)  EFFECTIVE DATE AND TERM OF THE PLAN.

   (a)  Effective Date of the Plan.

        The Plan was adopted by the Board and became effective on February 5, 2007, subject to approval by the stockholders of the Company at a meeting duly called and held within twelve months following such date.

   (b)  Term of Plan.

        No Option shall be granted pursuant to the Plan on or after February 5, 2017, but Options theretofore granted may extend beyond that date.

(6)  TYPE OF OPTIONS AND SHARES SUBJECT TO THE PLAN.

   Options granted under the Plan may be either ISOs or NQSOs. Each Stock Option Agreement shall specify whether the Option covered thereby is an ISO or a NQSO.

   The maximum aggregate number of Shares that may be issued under the Plan is 100,000 Shares. Up to and including all 100,000 Shares reserved for issuance under the Plan may be designated as ISOs. The limitation on the number of Shares which may be subject to Options under the Plan shall be subject to adjustment as provided in Section 10(b) of the Plan.

    If any Option granted under the Plan expires or is terminated for any reason, any Shares as to which the Option has not been exercised shall again be available for purchase under Options subsequently granted. At all times during the term of the Plan, the Company shall reserve and keep available for issuance such number of Shares as the Company is obligated to issue upon the exercise of all then outstanding Options.

(7)  SOURCE OF SHARES ISSUED UNDER THE PLAN.

   Common Stock issued under the Plan shall be authorized and unissued Shares and/or Treasury Shares. No fractional Shares shall be issued under the Plan.

(8)  ELIGIBILITY.

   The individuals eligible for the grant of Options under the Plan shall be: (i) all Officers and Employees; and (ii) such individuals determined by the Committee to be rendering substantial services as a consultant or independent contractor to the Company or any Subsidiary or Affiliate of the Company, as the Committee shall determine from time to time in its sole and absolute discretion; provided, however, that only Employees of the Company or any Subsidiary shall be eligible to receive ISOs. Any Participant shall be eligible to be granted more than one Option hereunder.

(9)  OPTIONS.

   (a)  Grant of Options.

        Subject to any applicable requirements of the Code and any regulations issued thereunder, the date of the grant of an Option shall be the date on which the Committee determines to grant the Option.

   (b)  Exercise Price of ISOs.

        The exercise price of each Share subject to an ISO shall not be less than the Fair Market Value of a Share on the date of grant of the ISO, except that in the case of a grant of an ISO to a Participant who at the time such ISO was granted was a Ten Percent Stockholder, the exercise price shall not be less than 110% of the Fair Market Value of a Share on the date of the grant of the ISO.

   (c)  Exercise Price of NQSOs.

        The exercise price of each Share subject to a NQSO shall be determined by the Committee at the time of grant but will not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant.

   (d)  Exercise Period.

        Each Option granted pursuant to this Plan shall vest and become first exercisable as determined by the Committee.

   (e)  Terms and Conditions.

        All Options granted pursuant to the Plan shall be evidenced by a Stock Option Agreement (which need not be the same for each Participant or Option), approved by the Committee which shall be subject to the following express terms and conditions and the other terms and conditions as are set forth in this Section 9, and to such other terms and conditions as shall be determined by the Committee in its sole and absolute discretion which are not inconsistent with the terms of the
        Plan:

        (i) the failure of an Option to vest for any reason whatsoever shall cause the Option to expire and be of no further force or effect;

        (ii) unless terminated earlier pursuant to Sections 9(i) or 11, the term of any Option granted under the Plan shall be ten years from the date of grant; provided, however, that no ISO granted to a Ten Percent Stockholder shall have a term of more than five years from the date of grant;

        (iii) in the case of an ISO, the aggregate Fair Market Value (determined as of the time the ISO is granted) of Shares exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company, any Subsidiary or any parent of the Company (as defined in Section 424(e) of the Code) shall not exceed $100,000;

        (iv) Options shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative;

        (v) no Option or interest therein may be transferred, assigned, pledged or hypothecated by the Participant during his lifetime whether by operation of law or otherwise, or be made subject to execution, attachment or similar process; and

        (vi) payment for the Shares to be received upon exercise of an Option may be made in cash, in Shares (determined with reference to their Fair Market Value on the date of exercise) or any combination thereof.

   (f)  Exercise.

        (i) The holder of an Option may exercise the same by filing with the Corporate Secretary of the Company and the Chairman a written election, in such form as the Committee may determine, specifying the number of Shares with respect to which such Option is being exercised, and accompanied by payment in full of the exercise price for such Shares. Notwithstanding the foregoing, the Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the holder from exercising the Option with respect to the full number of Shares as to which the Option is then exercisable.

              The holder of an Option may surrender Common Stock owned by the holder in lieu of or in addition to cash to exercise the Option. Common Stock surrendered shall be valued as follows:

              (A) If traded on a securities exchange or on the Nasdaq NMS, the value shall be deemed to be the average of the closing prices of the Common Stock on such exchange during the thirty calendar day period ending three (3) calendar days prior to the exercise date;

              (B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) during the thirty calendar day period ending three (3) calendar days prior to the exercise date; and

              (C) If there is no active public market, the value shall be the fair market value thereof, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

        (ii) The Option holder may elect in writing delivered to the Company as provided above to receive, without payment of additional consideration, shares of Common Stock equal to the value of the Option or any portion of the Option by the surrender of the Option or such portion to the Company at its principal office. Thereupon, the Company shall issue to the Option holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                  X = Y (A-B) A

              where X = the number of shares to be issued to such Option holder pursuant to this subsection 9(f)(ii).

              Y = the number of shares covered by the Options in respect of which the net issue election is made pursuant to this subsection 9(f)(ii).

              A = the fair market value of one share of Common stock, as determined in good faith by the Board of Directors of the Company in accordance with the provisions of subsection 9(f)(i), at the time the net issue election is made pursuant to this subsection 9(f)(ii).

              B = the Exercise Price in effect under the Option at the time the net issue election is made pursuant to this subsection
                  9(f)(ii).

              The Board of Directors of the Company shall promptly respond in writing to an inquiry by an Option holder as to the fair market value of one share of Common Stock.

        (iii) Partial Exercise. On any partial exercise, the Company shall promptly issue and deliver to the Option holder a new Option or Options of like tenor in the name of that Option holder providing for the right to purchase that number of shares as to which the Option has not been exercised.

   (g)  Withholding Taxes.

        Prior to issuance of the Shares upon exercise of an Option, the Participant shall pay or make adequate provision for the payment of any federal, state, local or foreign withholding obligations of the Company or any Subsidiary or Affiliate of the Company, if applicable. In the event a Participant shall fail to make adequate provision for the payment of such obligations, the Company shall have the right to issue a stock certificate for an amount of Shares equal to the difference obtained by subtracting: (i) the number of Shares, rounded up for any fraction to the next whole number, that have a Fair Market Value (as of the date of exercise) equal to such amount as is sufficient to satisfy applicable federal, state or local withholding obligations; from (ii) the number of Shares attributable to that portion of the Option so exercised. The Company shall promptly remit, or cause to be remitted, to the appropriate taxing authorities the amount so withheld. In such cases, although the stock certificate delivered to the Participant will be for a net number of Shares, such Participant shall be considered, for tax purposes, to have received the number of Shares equal to the full number of Shares to which the Option had been exercised.

   (h)  Termination of Options.

        Options granted under the Plan shall be subject to the following events of termination:

        (i) in the event the employment of a Participant who is an Officer or Employee is terminated for Cause, all unexercised Options held by such Participant on the date of such termination of employment (whether or not vested) will expire immediately; and

        (ii) in the event a Participant is no longer an Officer or Employee other than for the reasons set forth in Sections 9(i)(i) or 9(i)(ii), all Options which remain unvested at the time the Participant is no longer a Director, Officer or Employee, as the case may be, shall expire immediately, and all Options which have vested prior to such time shall expire twelve months thereafter unless by their terms they expire sooner.

10.  ANTI-DILUTION PROVISIONS.

   If any of the following events shall occur at any time or from time to time during the effective period of this Plan, the following adjustments shall be made in the Exercise Price of the Option, as appropriate, with the exceptions hereinafter provided.

   (a) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares purchasable pursuant to the Option shall be proportionately increased; and conversely, in case the Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares purchasable pursuant to the Option shall be proportionately reduced.

   (b) If the Company shall declare a dividend on its Common Stock payable in stock or other securities of the Company or of any other corporation, or in property or otherwise than in cash, to holders of record of Common Stock as of a date prior to the date of exercise of an Option, the holder of such Option shall, in addition to the Common Stock to which such holder would otherwise be entitled upon such exercise, the number of shares of stock or other securities or property which such holder would have been entitled to receive if such holder had been of such Common Stock on such record date.

   (c) In case of any capital reorganization or reclassification of the Common Stock of the Company, or the consolidation or merger of the Company with or into another corporation, or any sale of all or substantially all of the Company's property or assets, or any liquidation of the Company, the holder of an Option upon the exercise hereof on or before the record date for determination of stockholders entitled pursuant to the Option, shall receive, in lieu of any shares of Common Stock of the Company, the proportionate share of all stock, securities or other property issued, paid or delivered for or on all of the Common Stock of the Company as is allocable to the shares of Common Stock then called for by the Option.

11.  RECAPITALIZATION.

   (a)  Corporate Flexibility.

        The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company, in their sole and absolute discretion, to make, authorize or consummate any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, Common Stock, preferred or prior preference stock ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other grant of rights, issuance of securities, transaction, corporate act or proceeding and notwithstanding the fact that any such activity, proceeding, action, transaction or other event may have, or be expected to have, an impact (whether positive or negative) on the value of any Option.

   (b)  Adjustments Upon Changes in Capitalization.

        Except as otherwise provided in Section 11 and subject to any required action by the stockholders of the Company, in the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Committee, in its sole and absolute discretion, may make proportionate adjustments with respect to: (i) the aggregate number of Shares available for issuance under the Plan; (ii) the number of Shares available for any individual award; (iii) the number and exercise price of Shares subject to outstanding Options; provided, however, that the number of Shares subject to any Option shall always be a whole number; and (iv) such other matters as shall be appropriate in light of the circumstances.

12.  CHANGE OF CONTROL.

   In the event of a Change of Control (as defined below), unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, those Options that would have vested within one year of the effective time of any such Change of Control shall vest immediately as of such effective time, while those Options that would have vested later than one year after the effective time of any such Change of Control shall expire as of such effective time. The Committee in its discretion may make provisions for the assumption of outstanding Options, or the substitution for outstanding Options of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights.

   A "Change of Control" will be deemed to occur on the date any of the following events occur:

   (a) any person or persons acting together which would constitute a "group" for purpose of Section 13(d) of the Exchange Act (other than the Company, any Subsidiary and any entity beneficially owned by any of the foregoing) beneficially own (as defined in Rule 13d-3 under the Exchange Act) without Board approval, directly or indirectly, at least 50% of the total voting power of the Company entitled to vote generally in the election of the Board;

  (b)  	the stockholders of the Company approve (i) a plan of complete liquidation of the Company, or (ii) an agreement providing for the merger or consolidation of the Company (A) in which the Company is not the continuing or surviving corporation (other than consolidation or merger with a wholly-owned subsidiary of the Company in which all Shares outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Shares are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the Shares immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or

  (c)	the stockholders of the Company approve an agreement (or agreements)
        providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

13.  SECURITIES LAW REQUIREMENTS.

   No Shares shall be issued under the Plan unless and until: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirements thereof; (ii) any applicable requirement of Nasdaq or any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or Federal law has been satisfied. The Company shall be under no obligation to register the Shares under the Securities Act of 1933, as amended, or to effect compliance with the registration or qualification requirements of any state securities laws.

14.  AMENDMENT AND TERMINATION.

   (a)  Modifications to the Plan.

        The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to Options, suspend or terminate the Plan or revise or amend the Plan in any respect whatsoever. However, unless the Board specifically otherwise provides, any revision or amendment that would cause the Plan to fail to comply with Rule 16b-3, Section 422 or 162(m) of the Code or any other requirement of applicable law or regulation if such amendment were not approved by the stockholders of the Company shall not be effective unless and until such approval is obtained.

   (b)  Rights of Participant.

        No amendment, suspension or termination of the Plan that would adversely affect the right of any Participant with respect to an Option previously granted under the Plan will be effective without the written consent of the affected Participant.

15.  MISCELLANEOUS.

   (a)  Stockholders' Rights.

        No Participant and no beneficiary or other person claiming under or through such Participant shall acquire any rights as a stockholder of the Company by virtue of such Participant having been granted an Option under the Plan. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any Shares, allocated or reserved under the Plan or subject to any Option except as to Shares, if any, that have been issued or transferred to such Participant. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise of an Option, except as may be provided in the Stock Option Agreement.

   (b)  Other Compensation Arrangements.

        Nothing contained in the Plan shall prevent the Board from adopting other compensation arrangements, subject to stockholder approval if such approval is required. Such other arrangements may be either generally applicable or applicable only in specific cases.

   (c)  Treatment of Proceeds.

        Proceeds realized from the exercise of Options under the Plan shall constitute general funds of the Company.

   (d)  Costs of the Plan.

        The costs and expenses of administering the Plan shall be borne by the Company.

   (e)  No Right to Continue Employment or Services.

        Nothing contained in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue to render services to the Company, a Subsidiary or Affiliate; to continue as an Officer or Employee; or affect the right of the Company, a Subsidiary, the Board, the board of directors of a Subsidiary, the stockholders of the Company or a Subsidiary, as applicable, to terminate the office or employment, as the case may be, of any Participant at any time with or without Cause or with or without any other cause, reason or justification. The term "Cause" as defined herein is included solely for the purposes of the Plan and is not, and shall not be deemed to be: (i) a restriction on the right of the Company or a Subsidiary, as the case may be, to terminate any Officer or Employee for any reason whatsoever; or (ii) a part of the employment relationship (whether oral or written, express or implied) of any such individual.

   (f)  Severability.

        The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

   (g)  Binding Effect of Plan.

        The Plan shall inure to the benefit of the Company, its successors and assigns.

   (h)  No Waiver of Breach.

        No waiver by any party hereto at any time of any breach by another party hereto of, or compliance with, any condition or provision of the Plan to be performed by such other party shall be deemed a waiver of the same, any similar or any dissimilar provisions of conditions at the same or at any prior or subsequent time.

   (i)  Governing Law.

        The Plan and all actions taken thereunder shall be enforced, governed and construed by and interpreted under the laws of the State of Delaware applicable to contracts made and to be performed wholly within such State without giving effect to the principles of conflict of laws thereof.

   (j)  Headings.

        The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

16. EXECUTION.

   To record the adoption of the Plan to read as set forth herein, the Company has caused the Plan to be signed by its Chairman and attested by its Secretary on February 5, 2007.

                                 ART'S-WAY MANUFACTURING CO., INC.

                                 __________________________________
                                 J. Ward McConnell, Jr., Chairman

ATTEST:

____________________________
Carrie L. Majeski
Secretary





                                   APPENDIX 2

                CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE


Art's-Way Manufacturing Co., Inc.
Nominating Committee Charter

Purpose of the Committee

The Nominating Committee (the "Committee") shall report to and assist the Board of Directors (the "Board") of Art's-Way Manufacturing Co., Inc.
(the "Company"). The purpose of the Committee shall be to identify qualified individuals for membership on the Board and recommend to the Board the director nominees for the next annual meeting of shareowners.

Membership on the Committee

  1.  The Committee shall be comprised of three members of the Board.
  2. All members of the Committee shall be independent directors, as independence is defined in accordance with the rules, regulations and standards of NASDAQ, and as determined in the business judgment of the Board.
  3. Members of the Committee shall be appointed and may be removed by the Board.
  4. The Board as a whole may act in place of the Committee, so long as actions are taken in compliance with applicable SEC and Nasdaq corporate governance requirements.

Duties and Responsibilities of the Committee

  1. Criteria for Nomination to the Board: The Board shall set general criteria for nomination to the Board. The general criteria for nomination to the Board shall be annexed to this Charter. The Committee will consider candidates for nomination submitted by stockholders in accordance with Article II, Section 12 of the Company's Bylaws. Any candidate submitted by stockholders shall be considered on the same basis as any other candidate submitted for consideration as a nominee.

  2. Nomination of Directors: The Committee shall annually consider the size, composition and needs of the Board and consider and recommend candidates for membership on the Board. The Committee shall recommend to the Board each year the director nominees for election at the next annual meeting of shareowners. Upon the recommendation of the Committee, the Board may elect a new or replacement director to the Board during the course of the year to serve until the next annual meeting of shareowners.

  3. Reports to the Board: The Committee shall report regularly to the Board on its meetings and review with the Board significant issues and concerns that arise at meetings of the Committee.

  4. Charter Review: On an annual basis, the Committee shall review the adequacy of this Charter, and recommend to the Board any modifications or changes for approval by the Board.

Meetings of the Committee

The Committee will meet at least twice each year. The Committee will keep written minutes on its meetings.



                              APPENDIX 3

                  CHARTER OF THE AUDIT COMMITTEE


                               CHARTER
                                of the
                           AUDIT COMMITTEE
                                  of
                 ART'S-WAY MANUFACTURING CO., INC.

   The Board of Directors of Art's-Way Manufacturing Co., Inc. (the "Company") has adopted and approved this Charter, setting forth the purpose, responsibilities, activities and membership requirements of its Audit Committee.

Purpose

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors, (the "Board") in fulfilling its responsibility to oversee management's maintenance of the Company's accounting policies and financial reporting practices. This oversight shall include management's preparation of financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's stockholders. Accordingly, the outside auditors are ultimately accountable to the Board and Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

Key Responsibilities

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Company's financial management, as well as the Company's outside auditors, have more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given circumstances.

   1) The Committee will review management's plans for engaging the independent auditor to perform all audit and non-audit services during the year. The engagement of the independent auditor to perform any audit or non-audit services will be subject to prior approval of the Committee. The Committee will take appropriate actions to ensure that the independent auditor has not been engaged to perform any non-audit services that are prohibited under applicable statutes, rules and regulations. The Committee shall have the power to terminate the independent accountant.

   2) The Committee shall review annually the scope and general extent of the independent auditors' engagement with management prior to the commencement of the annual audit. This process shall also include a recommendation to the Board of the independent audit firm to be engaged.

   3) The Committee shall review with the management and the outside auditors the audited financial statements to be included in the Company's Annual Report to Stockholders and Annual Report on Form 10-K and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

   4) The Committee shall approve the fees and other significant compensation to be paid to the independent auditors.

   5) As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61. This review will occur prior to the Company's filing of each Quarterly Report on Form 10-Q.

   6) The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

   7)  The Committee shall:

       a) request from the outside auditors annually a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard
           Number 1;
       b) discuss with the outside auditors any such disclosed relationships and their impact on the outside auditors' objectivity and independence; and
       c) recommend that the Board take appropriate action in response to the outside auditors' report to satisfy itself of the auditors' independence.

8) The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors.

9) The Committee shall review and approve any reports of the Committee to be included in any public filings, including the Company's proxy statement.

10) The Committee shall maintain minutes of Committee meetings and periodically report to the Board on significant results of Committee activities.

11) The Committee shall periodically perform self-assessment of Committee performance.

Membership

The Committee shall be comprised of not less than three members of the Board. The Committee's composition will meet the requirements of the Audit Committee Policy of NASDAQ, as may be amended from time to time, including standards of independence, financial literacy and, in the case of at least one member of the Committee, accounting or related financial management expertise.